                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 25, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                    001-13533              74-2830661
 -------------------------------       ------------      ----------------------
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Wachovia Master Repurchase Agreement (2007 Servicing Rights)

On April 25, 2007,  NovaStar Mortgage,  Inc.  ("NovaStar  Mortgage")  executed a
Master  Repurchase  Agreement  (2007  Servicing  Rights) (the  "Facility")  with
Wachovia Bank, N.A. and Wachovia Capital Markets, LLC (collectively "Wachovia"), providing for the  financing of certain  mortgage  servicing  rights of NovaStar
Mortgage.  The Facility is  guaranteed  by NovaStar  Financial,  Inc.,  NovaStar
Mortgage, NFI Holding Corporation, and HomeView Lending, Inc. (collectively, the
"NovaStar Parties"). In addition, the Facility is secured by all of the stock of
NovaStar  Mortgage and is  cross-collateralized  with all other  repurchase  and similar  financing  facilities  between  any of the  NovaStar  Parties  or their affiliates (collectively,  "NovaStar") and Wachovia or any of its affiliates. In addition to this  Facility,  Wachovia and its affiliates  provide  certain other financing  facilities to NovaStar and routinely  engage in other ordinary course financial transactions with NovaStar,  including but not limited to acting as an underwriter for certain securitizations sponsored by NovaStar.

Mortgage  servicing  rights  eligible for financing  under the Facility  include rights of NovaStar  Mortgage under  existing  servicing  agreements  relating to certain of  NovaStar's  2006 and 2007  securitizations  and,  subject to certain approvals  of the  related  securitization  trustees,  other  existing  mortgage servicing  rights of NovaStar  Mortgage.  Servicing rights arising in connection with future  securitizations may also be financed under the Facility if mutually agreed by NovaStar and Wachovia.  In each case, the related servicing  agreement must be acceptable to Wachovia.

The maximum amount that may be outstanding at any time under the Facility is $70 million,  which amount could  reduced so that the aggregate  amount  outstanding from  time  to time  under  the  Facility  and the  Wachovia  Master  Repurchase
Agreement  (2007 Residual  Securities)  executed on April 18, 2007 among certain
NovaStar  entities and Wachovia  Investment  Holdings,  LLC and Wachovia Capital
Markets,  LLC does not exceed $100 million. The Facility provides for an advance rate of up to 60% of the  market  value of the  servicing  rights  purchased  by
Wachovia  under the Facility,  as such market value is  determined  from time to time by Wachovia.  Advances  under the Facility  bear interest at LIBOR plus 375 basis  points.  In addition,  the NovaStar  Parties are required to pay Wachovia certain fees and expenses in  connection  with the  Facility,  including but not limited to a structuring  fee, a usage fee, and additional  fees in the event of voluntary termination by NovaStar or the occurrence of an event of default.

Proceeds  from the Facility  will be used for general  corporate  purposes.  The
Facility has a term of 364 days,  subject to  automatic  renewal for another 364 days unless  Wachovia  gives at least 120 days notice of its intent to terminate the Facility on the maturity  date;  provided,  however,  that in the event of a change  of  control  of  NovaStar  Financial,  Inc.,

Wachovia  has the right to  terminate  the Facility and require the payment of a termination fee.

NovaStar  Mortgage and its  affiliates  are  required to notify  Wachovia of any margin calls  totaling  more than $5 million in the aggregate  under  repurchase facilities between NovaStar and any third parties,  in which event Wachovia will have the option to increase the aggregate amount available under other financing facilities  between  NovaStar  and Wachovia or its  affiliates  and to cause the assets  that are subject to the margin  call to be moved to and  financed  under those other Wachovia facilities.

The Facility  requires that NovaStar Mortgage service the related mortgage loans in  accordance  with  the  standards  set  forth  in  the  applicable  servicing agreement.  If an event  occurs  that would  permit the  removal of  NovaStar as servicer under any servicing  agreement,  Wachovia has the right to require that
NovaStar be replaced as the servicer.

In addition, NovaStar Mortgage must exercise any option to purchase the mortgage loans serviced under any eligible servicing  agreement during the month in which such option  becomes  exercisable,  provided  that  financing  is  available  to
NovaStar Mortgage for such purpose.

The  Facility  requires  that the  adjusted  consolidated  tangible net worth of
NovaStar Financial,  Inc. exceed both a specified minimum and an amount equal to a portion of the value of various classes of assets held by NovaStar  Financial,
Inc. and its consolidated subsidiaries. In addition, NovaStar Financial, Inc. is required to  maintain,  on a  consolidated  basis,  a certain  minimum  level of liquidity.

The Facility prohibits NovaStar Financial, Inc. from paying any dividends (other than  dividends  payable in stock),  except for the payment of  dividends in the amounts and at the times necessary for NovaStar  Financial,  Inc. to comply with tax law requirements  applicable to real estate  investment  trusts.  Absent the prior consent of Wachovia,  permitted  dividends can be paid only in the form of notes, bonds, debentures,  or common or preferred stock, and not in cash, except to the extent that the liquidity of NovaStar  Financial,  Inc. following payment in cash would exceed $125 million or to the extent that payment in notes, bonds, debentures,  or common or  preferred  stock  would be  financially  impractical.
Further, NovaStar cannot declare or pay a cash dividend more than 15 days before the date  required by  applicable  tax law. As a real estate  investment  trust,
NovaStar  Financial,  Inc. is required  to declare  dividends  based on its 2006 taxable income before filing its 2006 tax return,  which is due on September 15,
2007 and such  dividends  are  required  to be paid by  December  31,  2007.  In addition,  NovaStar  Mortgage is prohibited from paying dividends by the related
Guaranty and Pledge Agreement.

The Facility  contains  other  customary  affirmative  and  negative  covenants, including but not limited to covenants  prohibiting  fundamental  changes in the nature  of the  business  of the  NovaStar  Parties,  prohibiting  sales  by any
NovaStar  Party of a material  portion of its

business or assets outside of the ordinary course of business,  and prohibiting transactions  between a NovaStar Party and any of its other  affiliates that are not on arms-length terms.

Events of default under the Facility include  termination of NovaStar  Mortgage, for cause,  as  servicer  of mortgage  loans  underlying  ten percent or more of
NovaStar Mortgage's  servicing rights portfolio,  certain downgrades to NovaStar
Mortgage's  servicing  rating,  and the failure of NovaStar  Mortgage to service loans in accordance  with the standards  set forth in the  applicable  servicing agreement or to otherwise  keep all servicing  agreements  relating to servicing rights financed under the Facility in full force and effect.

The Facility provides for certain  additional  events of default,  including but not limited to the  failure by  NovaStar  Mortgage to make any payment due or to satisfy any margin call or to comply with any other material covenant (including financial  covenants)  or  agreement  under  the  Facility,  representations  or warranties  made  by  the  NovaStar  Parties  under  the  Facility  and  related agreements proving to be materially incorrect,  certain cross defaults involving other  contracts to which  NovaStar is a party,  an act of insolvency  occurring with respect to any NovaStar entity,  the failure by NovaStar to satisfy certain final  non-appealable  monetary judgments,  regulatory  enforcement actions that materially  curtail  the conduct of business  by any  NovaStar  entity,  and the occurrence of a material  adverse change in the business,  performance,  assets, operations  or  condition  of  NovaStar  Financial,  Inc.  and its  consolidated subsidiaries taken as a whole.

If an event of default  exists under the  Facility,  Wachovia has the right,  in addition to other rights and remedies,  to accelerate  the  repurchase and other obligations of NovaStar  under the Facility and the related  Guaranty and Pledge
Agreement,  to cause all income  generated by the purchased assets to be applied to the accelerated  obligations,  to terminate NovaStar Mortgage as the servicer with  respect to the  servicing  rights  pledged  pursuant to the  Facility  and transfer such servicing  rights to a successor  servicer,  to sell or retain the purchased  assets  to  satisfy  obligations  owed  to  it,  and to  recover  any deficiency  from NovaStar.  In addition,  an event of default under the Facility would cross-default all other financing facilities between NovaStar and Wachovia or any of its affiliates, and generally would permit Wachovia and its affiliates to set off any  outstanding  obligations  of  NovaStar  against  any  collateral pledged by NovaStar to Wachovia or any of its  affiliates  under the Facility or under any other  agreement.  Further,  the NovaStar  Parties  would be liable to
Wachovia for all reasonable legal fees or other expenses  incurred in connection with the event of default,  the cost of entering into  replacement  transactions and entering into or terminating hedge transactions in connection or as a result of the  event of  default,  and any other  losses,  damages,  costs or  expenses arising or resulting from the occurrence of the event of default.

The foregoing is a summary of the terms of the Facility and the related Guaranty and Pledge Agreement.  This summary is qualified in its entirety by reference to the full text of the  Facility and the related  Guaranty  and Pledge  Agreement, which are  attached  hereto  as  Exhibit  10.1 and 10.2,  respectively,  and are incorporated herein by reference.

Wachovia Master Repurchase Agreements

On April 27, 2007,  NovaStar  Financial,  Inc.  and certain of its  subsidiaries
entered  into  short-term   extensions  of  three  existing  one-year  warehouse
repurchase   agreements  with  Wachovia  (the  "Wachovia   One-Year   Repurchase
Agreements"),  further  extending the termination date of the Wachovia  One-Year
Repurchase  Agreements.  The  termination  date of the Whole Loan  Facility  (as defined  below) and the  Securities  Facility (as defined below) is May 4, 2007, and the  termination  date of the Regulatory  Facility (as defined below) is May
27, 2007.

As previously disclosed,  the Wachovia One-Year Repurchase Agreements consist of a Master Repurchase Agreement that sets forth the terms of a repurchase facility under which  certain  subsidiaries  of  NovaStar  Financial,  Inc.  may sell and
Wachovia may purchase certain mortgage loans (the "Whole Loan Facility"),  and a
Master Repurchase  Agreement that sets forth the terms of a repurchase  facility under which  certain  subsidiaries  of  NovaStar  Financial,  Inc.  may sell and
Wachovia may purchase certain mortgage  securities (the "Securities  Facility"), in each case  against an  obligation  of the relevant  subsidiaries  of NovaStar
Financial,  Inc.  to  repurchase  the  mortgage  loans  or  mortgage  securities purchased  by  Wachovia.  NovaStar  Financial,  Inc.  and  certain  of its other subsidiaries have guaranteed the obligations of the Company's subsidiaries under these  facilities.  The Whole Loan  Facility and the  Securities  Facility  each provide for borrowing  capacity of $800 million,  but amounts  outstanding under both  facilities  combined  cannot  exceed $800  million in the  aggregate.  The
Wachovia  One-Year  Repurchase  Agreements  also  include  a  Master  Repurchase
Agreement between NovaStar Mortgage, Inc. and Wachovia,  providing for borrowing capacity  of $1  million  as  required  for  certain  regulatory  purposes  (the
"Regulatory Facility").

Section 2--Financial Information

Item 2.03 Creation of a Direct  Financial  Obligation or an Obligation  under an
Off-Balance Sheet Arrangement of a Registrant

See "Wachovia Master  Repurchase  Agreement (2007 Servicing  Rights)" under Item
1.01 of this Current Report which is incorporated herein by reference.

This Current Report on Form 8-K contains  forward-looking  statements within the meaning of Section  21E of the  Securities  Exchange  Act of 1934,  as  amended, regarding  management's beliefs,  estimates,  projections,  and assumptions with respect to,  among  other  things,  our future  operations,  business  plans and strategies, as well as industry and market conditions,  all of which are subject to change at any time without  notice.  Actual  results and  operations  for any future period may vary materially from those  discussed  herein.  Some important factors  that  could  cause  actual  results  to differ  materially  from  those anticipated  include:  our ability to generate and maintain sufficient liquidity on favorable  terms; the size,  frequency and structure of our  securitizations;
our ability to sell loans we originate in the  marketplace;  impairments  on our mortgage  assets;  increases  in

prepayment or default rates on our mortgage assets; increases in loan repurchase requests;  inability of potential borrowers to meet our underwriting guidelines;
changes in assumptions  regarding  estimated loan losses and fair value amounts;
finalization  of the amount and terms of any  severance  provided to  terminated employees;  finalization  of the accounting  impact of our  previously-announced reduction in  workforce;  events  impacting  the subprime  mortgage  industry in general,  including events impacting our competitors and liquidity  available to the industry;  the initiation of margin calls under our credit  facilities;  the ability of our servicing  operations to maintain high performance  standards and maintain  appropriate  ratings  from  rating  agencies;  our ability to generate acceptable origination volume while maintaining an acceptable level of overhead;
residential  property  values;  our  continued  status as a REIT;  interest rate fluctuations  on our assets  that differ  from our  liabilities;  the outcome of
litigation   or   regulatory   actions   pending   against  us  or  other  legal
contingencies;  our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal  legislation  or  regulations  or opinions of counsel  relating thereto  or court  decisions  on our  operations;  our  ability  to adapt to and implement technological changes;  compliance with new accounting pronouncements;
our ability to  successfully  integrate  acquired  businesses or assets with our existing business; the impact of general economic conditions; and the risks that are from time to time included in our filings with the SEC, including our Annual
Report on Form 10-K for the year ended  December  31,  2006.  Other  factors not presently  identified  may also cause  actual  results to differ.  Words such as
"believe," "expect,"  "anticipate,"  "promise," "plan," and other expressions or words of  similar  meanings,  as well as future  or  conditional  verbs  such as
"will," "would,"  "should," "could," or "may" are generally intended to identify forward-looking  statements.  This Current Report speaks only as of its date and we expressly disclaim any duty to update the information herein.

Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits. The following exhibits are filed herewith:

          10.1 Master Repurchase Agreement (2007 Servicing Rights),  dated as of
               April 25, 2007,  among  Wachovia  Bank,  N.A.,  Wachovia  Capital
               Markets, LLC, and NovaStar Mortgage, Inc.

          10.2 Guaranty and Pledge  Agreement,  dated as of April 25, 2007, made by NovaStar Financial,  Inc., NFI Holding  Corporation,  NovaStar
               Mortgage,  Inc. and HomeView  Lending,  Inc. in favor of Wachovia
               Bank, N.A.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE: May 1, 2007                      /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                  Exhibit Index

Exhibit
Number

 10.1     Master Repurchase Agreement (2007 Servicing Rights), dated as of April
          25, 2007,  among Wachovia Bank, N.A.,  Wachovia Capital Markets,  LLC, and NovaStar Mortgage, Inc.

 10.2     Guaranty and Pledge  Agreement,  dated as of April 25,  2007,  made by
          NovaStar Financial,  Inc., NFI Holding Corporation,  NovaStar Mortgage
          Inc. and HomeView Lending, Inc. in favor of Wachovia Bank, N.A.